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                                                                    EXHIBIT 99.3

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                             TENDER OF OUTSTANDING
                       10% SERIES A SENIOR NOTES DUE 2008
                                IN EXCHANGE FOR
                       10% SERIES B SENIOR NOTES DUE 2008
            REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                                       OF
                         METROMEDIA FIBER NETWORK, INC.

    Registered holders of outstanding 10% Series A Senior Notes due 2008 (the "Initial Notes") who wish to tender their Initial Notes in exchange for a like principal amount of 10% Series B Senior Notes due 2008 (the "Exchange Notes") and whose Initial Notes are not immediately available or who cannot deliver their Initial Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to IBJ Whitehall Bank & Trust Company (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or letter to the Exchange Agent. See "The Exchange Offer--Terms of the Exchange Offer--Procedures for Tendering" in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:
                       IBJ WHITEHALL BANK & TRUST COMPANY
                        BY REGISTERED OR CERTIFIED MAIL:
                       IBJ Whitehall Bank & Trust Company
                                  P.O. Box 84
                             Bowling Green Station
                             New York, NY 10274-004
                   Attn: Reorganization Operations Department
                         BY HAND OR OVERNIGHT DELIVERY:
                       IBJ Whitehall Bank & Trust Company
                                One State Street
                               New York, NY 10004
           Attn: Securities Processing Window, Subcellar One, (SC-1)
                    BY FACSIMILE FOR ELIGIBLE INSTITUTIONS:
                                 (212) 858-2611
                              Via Telex No: 177754
                   FOR CONFIRMATION AND/OR INFORMATION CALL:
                                 (212) 858-2103

    Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.
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Ladies and Gentlemen:

    The undersigned hereby tenders the principal amount of Initial Notes indicated below, upon the terms and subject to the conditions contained in the
Prospectus dated            , 1999 of Metromedia Fiber Network, Inc. (the
"Prospectus"), receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED

    NAME AND ADDRESS OF
  REGISTERED HOLDER AS IT
APPEARS ON THE 10% SERIES A
   SENIOR NOTES DUE 2008                                  AGGREGATE PRINCIPAL AMOUNT
     ("INITIAL NOTES")        CERTIFICATE NUMBER(S) OF          REPRESENTED BY         PRINCIPAL AMOUNT OF INITIAL
      (PLEASE PRINT)           INITIAL NOTES TENDERED            INITIAL NOTES               NOTES TENDERED
---------------------------  ---------------------------  ---------------------------  ---------------------------

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

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Initial Notes, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.
Name of Firm: __________________________________________________________________

                                       (Authorized Signature)
Address: ____________________________________  Title: __________________________
____________________________________________  Name: ____________________________
                                  (Zip Code)                           (Please
type or print)
Area Code and Telephone Number: ___________________  Date: _____________________

NOTE: DO NOT SEND INITIAL NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. INITIAL
             NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.